UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2009

eOn Communications Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-26399	62-1482176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

185 Martinvale Lane
San Jose, CA	95119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 408-694-9500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On December 16, 2009, eOn Communications issued a press release reporting financial results for the first quarter ended October 31, 2009. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated into this Form 8-K by reference.

Item 9.01	Financial Statements and Exhibits

Exhibits:

Exhibit Number	Description of Exhibit

99.1	Press release dated December 16, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2009

EON COMMUNICATIONS CORPORATION

By:	/s/ Lee M. Bowling
Lee M. Bowling Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Press release dated December 16, 2009.